Exhibit 10.1 TRANSITION AND SEPARATION AGREEMENT THIS TRANSITION AND SEPARATION AGREEMENT (“Agreement,” or the “Transition Agreement”) is made and entered into by and between Richard J. Buchholz (“Executive”) and Inspire Medical Systems Inc. (the “Company”) and is made effective as of August 26, 2025 (the “Effective Date”). WHEREAS, Executive has been and is currently employed by the Company as its Chief Financial Officer; WHEREAS, the parties have mutually agreed that Executive will cease to serve as Chief Financial Officer and will separate from employment with the Company on the terms and conditions described in this Agreement; WHEREAS, in connection with the Executive’s separation from the Company, and in order to promote a smooth and orderly transition of Executive’s duties and responsibilities to a new Chief Financial Officer, the Company has decided to offer the transition and separation compensation and the other consideration described herein, all conditioned upon Executive’s compliance with the terms and conditions described in this Agreement; NOW THEREFORE, in consideration of the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows: 1. Separation Date; Transition Period. Executive’s employment with the Company shall end effective as of the close of business on February 28, 2026 (the “Separation Date”), unless Executive’s employment with the Company is terminated prior to such date pursuant to Section 1, in which case, such termination date shall be deemed the Separation Date. During the period commencing on the Effective Date and ending at 11:59 p.m. Central Time on the Transition Date (as defined below, and such time, the “Transition Time”), Executive shall continue to serve as the Company’s Chief Financial Officer reporting to the Company’s Chief Executive Officer and shall perform such duties as are customarily associated with such position. Effective as of the Transition Time, Executive shall cease serving as the Company’s Chief Financial Officer and for the remainder of the Transition Period shall serve in an advisory capacity to the Company. During such period, Executive shall not be required to report to the Company’s offices except upon request by the Company. Throughout the Transition Period, Executive will dutifully and diligently perform his responsibilities, including: (a) work on initiatives and projects that have been or will be assigned by the Company’s Chief Executive Officer or his delegate; (b) provide the support required for the completion of the Company’s 2025 audited financial statements and the timely filing of the Company’s Form 10-K in February 2026; and

2 (c) assist with the transition of his responsibilities, including without limitation, meeting with Company personnel, answering questions from Company personnel, and transferring knowledge to Company personnel. Effective as of the Transition Time, Executive shall and hereby does resign from his position as Chief Financial Officer of the Company, any and all other officer positions that he may hold with the Company, and any and all officer and director positions that he may hold with any of the Company’s subsidiaries, affiliates, and related entities. Executive will cooperate with the Company to complete, sign, and submit any and all documentation required by law or practice to effect these resignations. Nothing in this Agreement is intended to modify Executive’s status as an at-will employee; the Company retains its right to terminate Executive for any lawful reason, with or without notice, at any time during the Transition Period. If the Company terminates Executive’s employment for Cause (as defined in the Employment Agreement (as defined below)) or if Executive voluntarily resigns, in either case, during the Transition Period, Executive will not be eligible to receive the Separation Pay set forth in Section 3. If the Company terminates Executive’s employment for reasons other than Cause during the Transition Period, Executive will entitled to receive the Separation Pay set forth in Section 3 (and subject to the conditions therein). After the Transition Date, Executive shall be permitted to engage in outside business activities (on a part-time basis), including (A) the provision of part-time consulting services, or (B) service on the board of directors or advisory board of for-profit or not-for-profit organizations; provided, however, that any such activities shall be provided in compliance with Executive’s obligations (1) not to compete with the Company, and (2) to disclose and avoid potential conflicts of interest. As used herein, (X) “Transition Period” shall mean the period between the Effective Date and the Separation Date, and (Y) “Transition Date” shall mean the earlier of (i) December 31, 2025, and (ii) the date immediately preceding the date on which a permanent successor Chief Financial Officer is hired and commences employment with the Company. 2. Compensation During the Transition Period. During the Transition Period, as long as Executive remains employed, the Company shall: (a) continue to pay Executive the same base salary Executive is receiving as of the date of this Agreement; and (b) continue to provide Executive with the same benefits that he is receiving or eligible to receive as of the date of this Agreement (subject to any changes in such benefits applicable to all Company employees). Executive will also be eligible to receive a payout under the Company’s management incentive plan for the fiscal year ending December 31, 2025 (the “2025 MIP”) based on his target incentive opportunity and the Company’s attainment of the performance measures established for such plan. The 2025 MIP payment shall occur at the regularly scheduled time that other Company employees receive their 2025 MIP payments (expected to be February 2026). Executive will not be eligible for an incentive payout under the Company’s management incentive program for the fiscal year ending on December 31, 2026 (or any portion thereof in which Executive is an employee of the Company). Executive acknowledges and agrees that he will not be eligible for future salary increases nor will he be eligible for future equity grants. Any and all equity awards (including stock options, restricted stock units, or performance stock units) previously granted to Executive that are outstanding as of the Effective Date will continue to vest through the Separation Date and shall remain exercisable in accordance with the terms and conditions of the underlying agreements for such awards. Nothing contained in this Agreement shall be construed to alter or modify in any way any of the terms or conditions of any of Executive’s previously granted equity awards. All

3 equity awards, or portions thereof, that have not vested as of the Separation Date shall be forfeited and cancelled by the Company. 3. Separation Pay. Provided that Executive signs and returns the post-separation release in the form attached hereto as Exhibit A (the “Supplemental Release”) within the twenty- one (21) day period following the Separation Date, and does not rescind or revoke such Supplemental Release, the Company will make the following payments to Executive (collectively, the “Separation Pay”): (a) a payment in the amount of three hundred fifty-eight thousand and five hundred dollars ($358,500) (the “Separation Cash Payment”), which amount is equal to nine months of Executive’s current base salary; and (b) subject to Executive’s timely election of continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), the Company shall pay the full cost of Executive’s premium for such coverage for himself and his eligible dependents for a period of nine (9) months following the Separation Date (based on the coverage levels and at the same rates in effect immediately prior to the Separation Date). Such payments shall be made directly to the COBRA administrator and shall be treated as taxable income to the Executive to the extent required by applicable law. The Company’s obligation to pay COBRA premiums shall cease upon the earliest of: (i) the expiration of the 9-month period, (ii) the date the Executive becomes eligible for coverage under another group health plan, or (iii) the date the Executive ceases to be eligible for COBRA continuation coverage. The Separation Cash Payment shall be paid in substantially equal installments, less applicable taxes and other withholdings, in accordance with the Company’s regular payroll practices during the nine (9) month period commencing on the first regularly scheduled pay period following the expiration of the applicable rescission period set forth in the Supplemental Release. Executive acknowledges and agrees that, except as expressly provided herein, the Separation Pay are in lieu of and extinguishes all rights or claims that he may have to any other compensation, severance right, or to any other payment, including as may be set forth in that certain Amended and Restated Executive Employment Agreement by and between the Executive and the Company dated as of April 9, 2018 (the “Employment Agreement”). For the avoidance of doubt, in the event that Executive materially breaches any of the material terms of this Agreement, all payments and benefits provided (or to be provided) to Executive hereunder shall be subject to forfeiture and offset, and Executive shall be required to repay any such amounts to the Company previously received by him. 4. Release and Discharge of Claims. Executive, on behalf himself, his agents, representatives, attorneys, assignees, heirs, executors, and administrators, hereby covenants not to sue and releases and forever discharges the Company and any and all of its past and present employees, agents, officials, officers, directors, divisions, board members, shareholders, managers, supervisors, attorneys, insurers, parents, subsidiaries and successors and assigns, and all past and present affiliated companies and entities, and all of its respective past and present employees, agents, officials, officers, managers, insurers, attorneys, supervisors and directors,

4 board members, whether in its official, individual, collective or any other capacity (the “Released Parties”) from any and all claims, suits, demands, damages, judgments, rights to indemnification or advances, levies, or executions, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, fixed or contingent, direct or indirect, at law or in equity, and causes of action of any type including any and all claims arising, or which may have arisen, out of or in connection with his employment or the transition of his employment with the Company, including but not limited to claims, demands or actions arising under the federal Fair Labor Standards Act, Title VII of the Civil Rights Act of 1964, 42 U.S.C. § 2000e, et seq., the Americans with Disabilities Act, 29 U.S.C. § 2101, et seq., as amended by the Americans with Disabilities Amendments Act, the Lilly Ledbetter Act, the Family and Medical Leave Act, the Age Discrimination in Employment Act of 1967, 29 U.S.C. § 626, as amended by the Older Workers Benefit Protection Act, the Families First Coronavirus Response Act, the CARES Act, the Minnesota Fair Labor Standards Act (Minn. Stat. § 177.21-35), the Minnesota Human Rights Act, Minn. Stat. § 363A.01, et seq., Chapter 181 of the Minnesota Statutes, the Wisconsin Wage Claim and Payment Law (Wis. Stat. §§ 109.03 and 109.09), the Wisconsin Family and Medical Leave Law (Wis. Stat. § 103.10), Discrimination Against Military Personnel Act, Discrimination Against Employees who are Victims of Domestic Violence or Sexual Assault, claims enforced by the Equal Employment Opportunity Commission or any equivalent state agency, claims enforced by the federal or any state Departments of Labor, claims under any other federal, state or local statute, ordinance, regulation or order regarding employment, compensation for employment, termination of employment, or discrimination in employment, and the common law of any state. Executive further understands that this release of claims extends to, but is not limited to, all claims which he may have as of the date Executive signs this Agreement based upon statutory or common law claims for defamation, libel, slander, assault, battery, negligent or intentional infliction of emotional distress, negligent hiring or retention, negligent or intentional misrepresentation, detrimental reliance, breach of implied or express contract, retaliation, whistleblowing, promissory estoppel, fraud, wrongful discharge, indemnification, contribution or any other theory, whether legal or equitable, and any and all claims for wages, salary, bonuses, commissions, damages, attorney’s fees or costs. Executive acknowledges that this release includes all claims that he is legally permitted to release. The release does not preclude Executive from filing Government Report (as defined below), though he may not recover any monetary damages or receive any relief from the Company if he does file such Government Report or if he has filed such a Government Report. 5. Confidential Information Acquired During Employment. Executive agrees that he will continue to treat, as private and confidential, any non-public information, data, figures, projections, estimates, marketing plans, customer information, potential prospect information, supplier information, customer and prospect lists, service methods, profitability and pricing information, accounting procedures, contracts, business partners, alliances, ventures and all other confidential information which Executive acquired or developed while working for the Company (the “Confidential Information”). Executive agrees that he will not release any such Confidential Information to any person, firm, corporation or other entity at any time, except as may be required in the performance of his job duties, as required or allowed by law, including for the purpose of engaging in concerted, protected activity under the National Labor Relations Act, or as agreed to in writing by the Company. Executive acknowledges that any violation of this non-disclosure provision shall entitle the Company to appropriate injunctive relief and to any damages which it

5 may sustain due to the improper disclosure. Notwithstanding anything to the contrary in this Agreement or any other non-disclosure or confidentiality agreement executed by Executive in favor of the Company, Confidential Information shall not include information that: (a) was known to the Executive prior to receipt of the information from or through the Company; (b) is or becomes, through no improper action or inaction by Executive, generally available to the public; (c) is independently developed by Executive without use of any confidential information or trade secrets of the Company; (d) is rightfully disclosed to Executive by a third party without violating any duty of confidentiality owed to the Company; (e) Executive is required to disclose by law, including in response to any court order, subpoena, discovery request, civil investigative demand, other similar legal process; or (f) Executive is allowed to disclose by applicable law, including the National Labor Relations Act. Immunity from Liability: Executive shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that is made in confidence to a federal, state or local government official, either directly or indirectly, or to an attorney, and is made solely for the purpose of reporting or investigating a suspected violation of law. The same immunity will be provided for the disclosure of a trade secret that is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. An individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the individual’s attorney and use the trade secret information in the court proceeding if the individual files any document containing the trade secret under seal and does not disclose the trade secret, except pursuant to court order. 6. Mutual Non Disparagement. Executive agrees not to disparage the Company, or any of the Company’s officers, members of its Board of Directors, employees, shareholders and agents, in any manner likely to be harmful to them or their business, business reputations or personal reputations. Likewise, the Company agrees to direct its current executive officers and the current members of its Board of Directors to not disparage Executive in any manner likely to be harmful to Executive or his personal or business reputations or relationships. Notwithstanding the foregoing, nothing in this Agreement prohibits Executive or the Company from responding accurately and fully to any request for information or disclosure of documents if required by law, court order, subpoena or other legal process, in any criminal, civil, or regulatory proceeding or investigation, or in any legal dispute between the parties. In addition, nothing in this Agreement is intended to prohibit or restrain the parties in any manner from making disclosures that are protected under the whistleblower provisions of federal or state law or regulation. 7. Post-Employment Restrictions. Executive understands and acknowledges that the post-employment restrictions set forth in Section 8 of the Employment Agreement (the “Post- Employment Restrictions”) shall remain in full force and effect and continue to survive after the Separation Date. For clarity, the 12-month (one-year) term of the post-employment non- competition and non-solicitation provisions shall commence upon the Separation Date. 8. Cooperation. At the request of the Company and upon reasonable notice, Executive will cooperate in any claims or lawsuits where Executive has knowledge of the facts. Executive further agrees that he will not voluntarily aid, assist, or cooperate with anyone who has claims against the Company, any affiliate of the Company, or with their attorneys or agents in any claims

6 or lawsuits which such person may bring. However, nothing in this Agreement prevents Executive from testifying at an administrative hearing, arbitration, deposition or in court in response to a lawful and properly served subpoena, nor does it preclude Executive from filing a charge of discrimination or cooperating with government agencies in connection with a charge or Government Report (as defined in Section 14) (though he cannot recover damages, or receive any compensation (including as set forth herein) or relief from the Company if he does file such a charge or if he has filed such a charge or Government Report). The Company will compensate Executive for such cooperation at an hourly rate based on his salary as of the Separation Date. The Company will also reimburse Executive for reasonable and documented out-of-pocket expenses incurred in connection with any such cooperation (excluding foregone wages) and will make reasonable efforts to accommodate his scheduling needs. 9. No Wrongdoing. Executive and the Company agree and acknowledge that the consideration exchanged herein does not constitute, and shall not be construed as, an admission of liability or wrongdoing on the part of the Company or any one or more of the Released Parties, or Executive, and shall not be admissible in any proceeding as evidence of liability or wrongdoing by the Company or Released Parties. 10. Notification of Release and Right to Rescind. This Agreement contains a release of certain legal rights which Executive may have, including rights under the Age Discrimination in Employment Act (“ADEA”) and the Minnesota Human Rights Act (“MHRA”). Executive should consult with an attorney regarding such release and other aspects of this Agreement before signing this Agreement, and Executive represents that he has, in fact, consulted with an attorney. Executive has been given twenty-one (21) days within which to consider this Agreement. Executive understands that he may nullify and rescind this entire Agreement at any time within the next fifteen (15) days from the date of signature below by indicating his desire to do so in writing and delivering that writing to the Company, c/o Bryan K. Phillips, General Counsel and Chief Compliance Officer, 5500 Wayzata Boulevard, Golden Valley, MN 55416, bryanphillips@inspiresleep.com, (763) 277-0244, by hand, certified mail, or email. If delivered by mail, the rescission must be: 1) postmarked within the 15-day period, 2) properly addressed as set forth above; and 3) sent by certified mail, return receipt requested. If Executive fails to properly deliver or mail such written rescission as instructed, the rescission shall not be effective. Executive further understands that if he rescinds this Agreement on a timely basis, the Company will not be bound by the terms of this Agreement, and, in such event, Executive will have no right to receive or retain the financial or other benefits conferred under this Agreement. 11. Representations. Executive represents that he does not have any lawsuits, charges, or claims pending against the Company or any of the Released Parties. Executive likewise represents and warrants that he has not filed, directly or indirectly, or caused to be filed, whether on his own or through his counsel, if any, any claims released herein against the Company or any of the Released Parties in any forum, including but not limited to federal, state, or local court, or any administrative proceeding with any federal, state, or local government agency or department. 12. Minnesota Law and Merger. The terms of this Agreement shall be governed by the laws of the State of Minnesota, and shall be construed and enforced thereunder. Any dispute arising under this Agreement shall be determined by a Minnesota court of appropriate jurisdiction.

7 This Agreement supersedes and replaces all prior oral and written agreements, understandings, and representations between Executive and the Company, including the Employment Agreement (except for Post-Employment Restrictions as set forth in Section 7 hereof). Executive understands and agrees that all claims which he has or may have against the Company and the other Released Parties are fully released and discharged by this Agreement. The only claim which Executive may hereafter assert against the Company or any of the other Released Parties is limited to an alleged breach of this Agreement. No modification or amendment to this Agreement shall be valid or binding unless made in writing and signed by the parties. 13. Construction of this Agreement and Severability. Should this Agreement require judicial interpretation, the court shall not construe the Agreement more strictly against any party, including the party who prepared it. With the exception of Section 4, if one or more of the provisions of this Agreement shall be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained in this Agreement will not in any way be affected or impaired. If Section 4 shall in part or in whole be invalid, illegal or unenforceable in any respect, the Company may at its option void the remainder of this Agreement, including the obligation to provide Executive with the Separation Benefits. Any portions of this Agreement found by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect shall be revised to the minimum amount necessary in order to be valid and enforceable. 14. Administrative Charges, Investigations, and Proceedings. For the avoidance of doubt, nothing in this Agreement limits Executive’s rights under the National Labor Relations Act or shall be construed to prohibit Executive from reporting possible violations of federal or state law or regulation to the government, including filing a charge with or participating in any investigation or proceeding conducted by the EEOC or a comparable state or local agency (collectively, any such activity shall be referred to as a “Government Report”). Executive does not need prior authorization of the Company to make a Government Report and is not required to notify the Company that he has made a Government Report. As a result, the restrictions in Sections herein regarding confidentiality, non-disparagement, and cooperation do not apply in connection with a Government Report. As stated above in Section 4 regarding Executive’s waiver of claims, notwithstanding the provisions of this Section 14, Executive waives his right to recover monetary damages or receive any relief in any charge, complaint, or lawsuit filed by Executive or anyone else on his behalf, including in connection with any administrative agency charge, investigation, or proceeding, but this Agreement does not limit Executive’s right to receive a reward from the government for providing it information in connection with a Government Report. 15. Tax Consequences. Executive agrees that the Company has not made any representations or warranties concerning the treatment of any of the sums paid hereunder under applicable federal or state laws, and Executive has not relied upon any such warranties or representations. Executive shall be solely responsible for any taxes, interest and/or penalties that result from the Separation Benefits, and Executive shall indemnify the Company for any taxes, interest and/or penalties and hold the Company harmless for any and all liability he incurs as a result of his receipt of the Separation Benefits and/or his failure to satisfy his tax obligations. 16. Executive Understands the Terms of this Agreement. Other than stated herein, Executive warrants that (a) no promise or inducement has been offered for this Agreement; (b) this

8 Agreement is executed without reliance upon any statement or representation of the Company or its representatives concerning the nature and extent of any claims or liability therefor, if any; (c) Executive is legally competent to execute this Agreement and accepts full responsibility therefor; (d) the Company has advised Executive to consult with an attorney, and Executive has had a sufficient opportunity to consult with an attorney; (e) the Company has allowed Executive twenty-one (21) days within which to consider this proposed Agreement; and (f) Executive fully understands this Agreement and has been advised by counsel (or has consciously chosen not to seek counsel) of the consequences of signing this Agreement. The parties acknowledge and agree that if Executive has not signed this proposed Agreement and returned same to the contact person identified in Section 10 within twenty-one (21) days following the Company’s presentation of the offer of this Agreement to Executive, then the offer of this Agreement shall expire by its own terms and be of no further force or effect without any further action required on the part of the Company. EXECUTIVE Dated: August 26, 2025 /s/ Richard J. Buchholz___________________ Richard J. Buchholz Dated: August 26, 2025 INSPIRE MEDICAL SYSTEMS INC. By:_/s/ Timothy P. Herbert________________ Timothy P. Herbert Its:_Chief Executive Officer_________

9 EXHIBIT A Post-Separation Release of Claims. In exchange for the benefits provided in the Transition Agreement, Executive, on behalf of themselves, their agents, representatives, attorneys, assignees, heirs, executors, and administrators, hereby covenants that they will not sue and hereby releases and forever discharges the Company, and its past and present employees, agents, insurers, officials, officers, directors, divisions, parents, subsidiaries, predecessors and successors, and all affiliated entities and persons, and all of their respective past and present employees, agents, insurers, officials, officers, and directors from any and all claims, suits, demands, damages, judgments, rights to indemnification or advances, levies, or executions, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, fixed or contingent, direct or indirect, at law or in equity, and causes of action of any type including any and all claims arising, or which may have arisen, out of or in connection with his employment with the Company, the termination of such employment, and any other acts or omissions related to any matter occurring on or prior to the date that Executive executes this Supplemental Release, including but not limited to claims, demands or actions arising under the federal Fair Labor Standards Act, Title VII of the Civil Rights Act of 1964, 42 U.S.C. § 2000e, et seq., the Americans with Disabilities Act, 29 U.S.C. § 2101, et seq., as amended by the Americans with Disabilities Amendments Act, the Lilly Ledbetter Act, the Family and Medical Leave Act, the Age Discrimination in Employment Act of 1967, 29 U.S.C. § 626, as amended by the Older Workers Benefit Protection Act, the Families First Coronavirus Response Act, the CARES Act, the Minnesota Fair Labor Standards Act (Minn. Stat. § 177.21- 35), the Minnesota Human Rights Act, Minn. Stat. § 363A.01, et seq., Chapter 181 of the Minnesota Statutes, the Wisconsin Wage Claim and Payment Law (Wis. Stat. §§ 109.03 and 109.09), the Wisconsin Family and Medical Leave Law (Wis. Stat. § 103.10), Discrimination Against Military Personnel Act, Discrimination Against Employees who are Victims of Domestic Violence or Sexual Assault, claims enforced by the Equal Employment Opportunity Commission or any equivalent state agency, claims enforced by the federal or any state Departments of Labor, claims under any other federal, state or local statute, ordinance, regulation or order regarding employment, compensation for employment, termination of employment, or discrimination in employment, and the common law of any state. Executive further understands that this release of claims extends to, but is not limited to, all claims which he may have as of the date Executive signs this Agreement based upon statutory or common law claims for defamation, libel, slander, assault, battery, negligent or intentional infliction of emotional distress, negligent hiring or retention, negligent or intentional misrepresentation, detrimental reliance, breach of implied or express contract, retaliation, whistleblowing, promissory estoppel, fraud, wrongful discharge, indemnification, contribution or any other theory, whether legal or equitable, and any and all claims for wages, salary, bonuses, commissions, damages, attorney’s fees or costs. Acknowledgements. Executive and the Company acknowledge that this Release is ancillary to the Transition and Separation Agreement dated and signed on or around August 26, 2025, and that the Separation Benefits provided for in Section 3 of that Agreement are sufficient consideration for the Supplemental Release provided herein. Executive represents and warrants he is signing this Supplemental Release as a former employee, on or after the Separation Date.

10 Administrative Charges Investigations, and Proceedings. For the avoidance of doubt, nothing in this Agreement limits Executive’s rights under the National Labor Relations Act or prohibits Executive from reporting possible violations of federal or state law or regulation to the government, including but not limited to the EEOC, Department of Justice, Securities and Exchange Commission, Congress, and any agency inspector general, or filing a charge with or participating in an investigation or proceeding conducted by the EEOC or a comparable state or local agency, or any other Government Report (as defined in the Transition Agreement). Executive does not need prior authorization of the Company to make a Government Report and is not required to notify the Company that Executive has made a Government Report. The restrictions in the Transition Agreement regarding confidentiality, non-disparagement and cooperation do not apply in connection with a Government Report. Notwithstanding the provisions of this Section, Executive’s release of claims above waives any alleged right to recover any monetary damages, receive payment for attorneys’ fees, costs or disbursements or receive any relief in connection with any matter, including a Government Report, but this Agreement does not limit any right of Executive to receive a reward from the government for providing it information in connection with a Government Report. Rescission. Executive understands he may not sign this Supplemental Release prior to the Separation Date (as that term is defined in the Transition Agreement). Executive further understands that he may nullify and rescind this Supplemental Release at any time within fifteen (15) days from the date of signature below by indicating his desire to do so in writing and delivering that writing to the Company c/o Bryan K. Phillips, General Counsel and Chief Compliance Officer, 5500 Wayzata Boulevard, Golden Valley, MN 55416, bryanphillips@inspiresleep.com, (763) 277-0244, by hand, certified mail, or email. Executive further understands that if he rescinds this Supplemental Release on a timely basis, then the Company will have no obligation to pay the Separation Benefits contemplated under the Transition Agreement to which this Supplemental Release was attached as Exhibit A, the payment of which was conditioned upon Executive signing and not rescinding this Supplemental Release following transition of employment. Executive warrants that except as provided in the Transition Agreement, (a) no promise or inducement has been offered for this Supplemental Release; (b) this Supplemental Release is executed without reliance upon any statement or representation of the Company or its representatives concerning the nature and extent of any claims or liability therefor, if any; (c) Executive is legally competent to execute this Supplemental Release and accepts full responsibility therefor; (d) the Company has advised Executive to consult with an attorney; (e) the Company has allowed Executive at least twenty-one (21) days within which to consider this Supplemental Release; and (f) Executive fully understands this Supplemental Release and has had a sufficient opportunity to be advised by counsel of the consequences of signing this Supplemental Release. The parties acknowledge and agree that Executive may sign and return this Supplemental Release at any time after the Separation Date and on or before twenty-one (21) days following Separation Date, after which time the offer of the Separation Benefits under the Transition Agreement shall expire by its own terms and be of no further force or effect without any further action required on the part of the Company. If Executive signs this Supplemental Release at any time on or before the Separation Date, the Company shall not be obligated to provide the Separation Benefits to the Executive unless the Executive thereafter, within twenty-

11 one (21) days after the Separation Date, re-executes and delivers this Supplemental Release to the Company. EMPLOYEE Dated: August 26, 2025 /s/ Richard J. Buchholz______________________ Richard J. Buchholz